May 1, 2001

              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

      The following information supersedes and replaces the fourth paragraph in the section of the fund's prospectus entitled "Management."

      Lincoln D. Carnam serves as the fund's primary portfolio manager with respect to its areas of social concern. Mr. Carnam joined Dreyfus in February 1998 as portfolio associate for the small cap equity group. From December 1995 through January 1998, he was a portfolio assistant at Scudder Kemper Investments for international equity products with a focus in socially responsible portfolios.

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